Q3 Fiscal 2024 Results November 21, 2023

• Q3 2024 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A 2 Participants and Agenda Steven E. Nielsen President and Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending January 27, 2024, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on November 21, 2023 and on the Company’s Investor Center website at https://dycomind.com/investors. Non- GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Q3 2024 Overview Financial Highlights • Contract revenues of $1.136 billion increased 9.0% year over year; On an organic basis, contract revenues increased 4.6% year over year after excluding $45.2 million of contract revenues from an acquired business • Non-GAAP Adjusted EBITDA of $166.8 million, or 14.7% of contract revenues • Diluted earnings per common share of $2.82 • The impacts of a change order and the closeout of several projects increased contract revenues by $26.5 million for Q3 2024. After the impacts of certain other costs, these items contributed $23.6 million to both gross margin and Adjusted EBITDA. As a result, reported gross margin was increased by 1.6% and reported Adjusted EBITDA was increased by 1.8%, both as a percentage of contract revenues. On an after-tax basis, these items contributed approximately $17.5 million to reported net income, or $0.59 per share. • Ample liquidity of $464.1 million Acquired Bigham Cable Construction in August 2023 for $122.9 million, net of cash and debt amounts 4 Contract Revenues Diluted EPS Non-GAAP Adjusted EBITDA and % of Contract Revenues

Industry Update The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost-effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented and meaningfully increase the rural market that we expect will ultimately be addressed Macroeconomic conditions, including those impacting the cost of capital, may influence the execution of some industry plans We expect demand may fluctuate less amongst customers as increases in the cost of capital slow. For several customers, the pace of deployments is increasing into next year, including for those whose capital expenditures were more heavily weighted toward the first half of calendar 2023. For these customers, we are pleased that some activity may already be increasing. We are encouraged by recent longer-term industry financings that have expanded the pool of capital available to fund future industry growth Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 5

Contract Revenues 6 Q3 2024 Organic Growth: Total Customers Top 5 Customers4 All Other Customers2 4.6% (8.8)% 29.8% Lumen3 Comcast Verizon Customer #5* 47.1% 2.2% 10.3% 94.9% Top 5 customers represented 54.4% and 66.5% of contract revenues in Q3 2024 and Q3 2023, respectively4 Fiber construction revenue from electric utilities was $98.9 million in Q3 2024 Top 5 Customers - % of Total Contract RevenuesNon-GAAP Organic Growth %1 *A customer who has requested their name not be disclosed was the fifth largest customer for Q3 2024. Q3 2024Q3 2023

Backlog, Awards and Employees 7 Customer Description of Services Area Term AT&T Construction & Maintenance WI, KY, TN, AL, NC, SC, GA 3 Frontier Fiber Construction OH 2 Charter Construction CA, OH, NY 2 Various Rural Fiber Construction AZ, IL, KS, AR, TN, SC, GA 1 Utility Line Locating TN, SC, GA 2-3 Backlog5 Selected Q3 2024 Awards and Extensions: Employee Headcount

Financial Highlights 8 Contract Revenues Non-GAAP Adjusted EBITDA Diluted EPS • Contract revenues of $1.136 billion increased 4.6% year over year on an organic basis • Non-GAAP Adjusted EBITDA of $166.8 million, or 14.7% of contract revenues • The impacts of a change order and the closeout of several projects increased contract revenues by $26.5 million for Q3 2024. After the impacts of certain other costs, these items contributed $23.6 million to both gross margin and Adjusted EBITDA. As a result, reported gross margin was increased by 1.6 % and reported Adjusted EBITDA was increased by 1.8%, both as a percentage of contract revenues. On an after-tax basis, these items contributed approximately $17.5 million to reported net income, or $0.59 per share. • Diluted earnings per common share of $2.82 11.0% 14.7% Non-GAAP Adjusted EBITDA % of Contract Revenues

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 9 • Ample liquidity of $464.1 million at Q3 2024 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt Summary Q2 2024 Q3 2024 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:6 Term Loan Facility 323.8 319.4 Revolving Facility - 154.0 Total Notional Amount of Debt $ 823.8 $ 973.4 Less: Cash and Equivalents 83.4 15.7 Notional Net Debt 740.4 957.7 Liquidity7 $ 685.9 $ 464.1

Cash Flow Overview 10 Operating Cash Flow • Operating cash flow used to support organic growth during fiscal 2024 • Days Sales Outstanding (“DSO”)8 were 121 days, an increase of 10 days sequentially • Gross capital expenditures were $67.2 million and disposal proceeds were $10.2 million for Q3 2024 • Acquired Bigham Cable Construction in August 2023 for $122.9 million, net of cash and debt amounts Cash Flow Summary Q3 2023 Q3 2024 $ Millions Operating cash flow $ (4.5) $ (37.3) Capital expenditures, net of disposals $ (49.2) $ (57.0) Acquisition payment, net of cash acquired $ - $ (122.9) Borrowings (Payments) on Senior Credit Facility $ (4.4) $ 149.6 Other financing and investing activities, net $ 3.1 $ (0.1)

AMORTIZATION EXPENSE $6.8 million INTEREST EXPENSE, NET $15.1 million EFFECTIVE INCOME TAX RATE Approximately 26.0% DILUTED SHARES 29.7 million Outlook for Quarter Ending January 27, 2024 (Q4 2024) CONTRACT REVENUES Organic contract revenues expected to be in line with Q4 2023 contract revenues In addition, we expect approximately $50 million of acquired revenues in Q4 2024 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases 75 to 125 basis points as compared to Q4 2023 11 Q4 2024 Outlook:

Closing Remarks We maintain significant customer presence throughout our markets and are encouraged by the increasing breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands continues this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We remain encouraged that a substantial number of our customers are committed to multi-year capital spending initiatives 12

Notes 1. Organic growth (decline) % from businesses that are included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2. Q3 2024 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 3. On October 3, 2022, Brightspeed acquired Lumen’s ILEC (incumbent local exchange carrier) business in 20 states (the “20-State ILEC Business”). The Company continues to serve both Lumen and Brightspeed in connection with various work, including the 20-State ILEC Business. For comparison purposes, Lumen’s Non-GAAP Organic Contract Revenue and Non-GAAP Organic Contract Revenue Growth percentage excludes the estimated contract revenues related to the 20-State ILEC Business for the quarter ended October 29, 2022. Refer to Company’s Q3 2024 Non-GAAP Reconciliations report for a reconciliation of Non-GAAP financial measures to comparable GAAP financial measures. 4. Top 5 customers included Lumen, AT&T, Comcast, Verizon, and Customer #5 for Q3 2024, compared to AT&T, Lumen, Comcast, Verizon, and Frontier for Q3 2023. 5. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 6. As of both Q2 2024 and Q3 2024, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 7. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 8. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13 Charter Brightspeed Ubiquity Frontier Windstream 5.5% 5.3% 3.6% 3.0% 1.9%